Exhibit 1
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                            Joint Filing Agreement
                            ----------------------


               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of the Company and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this July 12, 1996. The Schedule may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Schedule.

                                       THE IRVINE COMPANY


                                       By:/s/ Michael D. McKee
                                          --------------------------
                                          Name: Michael D. McKee
                                          Title: Executive
                                                  Vice President


                                       TIC INVESTMENT COMPANY A


                                       By: THE IRVINE COMPANY, its managing
                                           general partner



                                       By:/s/ Michael D. McKee
                                          --------------------------
                                          Name: Michael D. McKee
                                          Title: Secretary


                                       TIC INVESTMENT COMPANY C


                                       By: THE IRVINE COMPANY, its managing
                                           general partner



                                       By:/s/ Michael D. McKee
                                          --------------------------
                                          Name: Michael D. McKee
                                          Title: Secretary



                                       /s/ Donald L. Bren
                                       -----------------------------
                                           DONALD L. BREN